UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2015 (August 7, 2015)

Apollo Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 515-3450

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 5, 2015, the Board of Directors (the “Board”) of Apollo Investment Corporation (the “Company”) elected Hilary E. Ackermann to the Board, effective as of August 6, 2015, to serve as a Class II Director of the Company. The Company is aware of no arrangement or understanding between Ms. Ackermann and any other person pursuant to which she was appointed as a director. Ms. Ackermann has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting:

On August 5, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2015. As of June 11, 2015, the record date, 236,741,251 shares of common stock were eligible to vote.

Proposal 1a: The Company’s stockholders elected two Class II Directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified, as follows:

Name of Director	FOR	WITHHELD	Broker Non-Vote
John J. Hannan	109,041,972	5,513,500	90,992,163
R. Rudolph Reinfrank	109,213,322	5,342,150	90,992,163

Proposal 1b: The Company’s stockholders elected one Class III Director of the Company, who will serve a term of one year, or until his successor is duly elected and qualified, as follows:

Name of Director	FOR	WITHHELD	Broker Non-Vote
James C. Zelter	109,162,128	5,393,344	90,992,163

Proposal 2: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2016, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
201,579,679	2,678,188	1,289,188	0

Special Meeting

On August 5, 2015, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved one proposal. The proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting as filed with the SEC on June 16, 2015. As of June 11, 2015, the record date, 236,741,351 shares of common stock were eligible to vote.

Proposal: The Company’s stockholders approved a proposal to authorize flexibility for the Company, with approval of the Board, to sell shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share, subject to certain limitations (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale). The proposal was approved pursuant to the voting results set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
92,762,811	18,423,921	2,717,746	Not applicable

The vote on the above proposal, adjusted for 31,335,102 affiliated shares, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
101,288,539	41,233,295	2,717,746	Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORP.

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Chief Legal Officer and Secretary

Date: August 7, 2015